UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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BLACK DIAMOND THERAPEUTICS, INC.

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Your Vote Counts! BLACK DIAMOND THERAPEUTICS, INC. 2021 Annual Meeting of Stockholders To be Held Online on June 18, 2021 Vote by June 17, 2021 11:59 PM ETBLACK DIAMOND THERAPEUTICS, INC. ONE MAIN STREET, 10TH FLOOR CAMBRIDGE, MA 02142D50079-P51235Important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 18, 2021. You invested in BLACK DIAMOND THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice, Proxy Statement and 2020 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2021. If you would like to request a copy of the material(s) for this and/or future annual meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 (toll-free from the U.S., U.S. territories and Canada) or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control numberVirtually at:Vote Virtually at the Annual Meeting* June 18, 2021 9:00 AM EDTwww.virtualshareholdermeeting.com/BDTX2021*Please check the meeting materials for any special requirements for meeting attendance.V1

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote on these important matters.Voting Items 1. Election of Directors Nominees: 01) Alexander Mayweg 02) Rajeev Shah 03) Robert A. Ingram 2. To ratify the appointment of PricewaterhouseCoopers LLP as Black Diamond Therapeutics, Inc.’s independent registered accounting firm for the fiscal year ending December 31, 2021. NOTE: The Board of Directors will consider and act upon any other business that may properly come before the upcoming Annual Meeting or any adjournment or postponement thereof.Board RecommendsForForPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.D50080-P51235